UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

November 16, 2011
Date of Report (date of earliest event reported)

MICRON TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10658	75-1618004
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 South Federal Way
Boise, Idaho 83716-9632
(Address of principal executive offices)

(208) 368-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 8.01.	Other Events

On November 16, 2011, Micron Technology, Inc. announced that a jury in the California state court antitrust trial of Rambus Inc. v. Micron Technology et al. reached a verdict in its favor, clearing Micron of any and all liability.  The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued on November 16, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRON TECHNOLOGY, INC.

Date:	November 16, 2011	By:	/s/ Ronald C. Foster
		Name:	Ronald C. Foster
		Title:	Chief Financial Officer and Vice President of Finance

INDEX TO EXHIBITS FILED WITH
THE CURRENT REPORT ON FORM 8-K DATED NOVEMBER 16, 2011

Exhibit	Description
99.1	Press Release issued on November 16, 2011

FOR IMMEDIATE RELEASE

Contacts:       Kipp Bedard                                                                Daniel Francisco
Investor Relations                                                     Media Relations
kbedard@micron.com                                                dfrancisco@micron.com
(208) 368-4465                                                              (208) 368-5584

MICRON PREVAILS IN CALIFORNIA ANTITRUST TRIAL AGAINST RAMBUS

BOISE, Idaho, Nov. 16, 2011 – Micron Technology, Inc. (NASDAQ: MU) today confirmed that a jury in the California state court antitrust trial of Rambus Inc. v. Micron Technology et al. reached a verdict in its favor, clearing Micron of any and all liability.

“We are very pleased that the jury considered all the evidence at issue in this case and determined that Rambus’ allegations against the Company were completely without merit,” said Steve Appleton, Micron’s Chairman and Chief Executive Officer. “The jury’s verdict validates our assertion that Micron acted in accordance with the law and consistent with its values of innovation and fair competition in the marketplace.”

Rambus alleged that Micron, Hynix Semiconductor Inc. and others conspired to keep Rambus-designed DRAM (RDRAM) chips out of the memory market. At trial, Micron presented evidence demonstrating that it was design flaws, higher manufacturing costs and other drawbacks associated with RDRAM along with Rambus’ business practices that prevented RDRAM from gaining wide acceptance in the market. In a trial presided over by Judge James McBride in California Superior Court in San Francisco, a jury found in favor of Micron on all counts.

Micron Technology, Inc., is one of the world's leading providers of advanced semiconductor solutions. Through its worldwide operations, Micron manufactures and markets a full range of DRAM, NAND and NOR flash memory, as well as other innovative memory technologies, packaging solutions and semiconductor systems for use in leading-edge computing, consumer, networking, embedded and mobile products. Micron’s common stock is traded on the NASDAQ under the MU symbol. To learn more about Micron Technology, Inc., visit www.micron.com.
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Micron and the Micron orbit logo are trademarks of Micron Technology, Inc. All other trademarks are the property of their respective owners.

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